UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06142

The Japan Equity Fund, Inc.
(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Item 1. Reports to Stockholders.

The Japan Equity Fund, Inc.

General Information (unaudited)

The Fund

The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. (the "Manager") is the Fund's investment manager. Daiwa SB Investments Ltd. is the Fund's investment adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Stockholder Information

The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund's NYSE trading symbol is "JEQ". The Fund's daily net asset value is available by contacting the Fund's administrator, Aberdeen Asset Management Inc. by:

•  Calling toll free at 1-866-839-5205 in the United States,

•  E-mailing InvestorRelations@aberdeen-asset.com, or

•  Visiting the website at www.japanequityfund.com.

Also, the Fund's website includes press releases, a monthly market review and a list of the Fund's top ten industries and holdings. The Fund has also placed its Fund governance documents on its website under the section titled "Information", which includes the Fund's proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the "Plan Agent") at the number noted on the next page. All other written inquiries should be directed to The Japan Equity Fund, Inc., c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Manager to determine how to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling toll free

The Japan Equity Fund, Inc.

1-866-839-5205 in the United States; (2) by visiting www.japanequityfund.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission's website. The Fund files with the Commission its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30 by August 30 of the relevant year.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission's website at www.sec.gov and the Fund's website at www.japanequityfund.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC- 0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 1-866-839-5205.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available on the Fund's website at www.japanequityfund.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the

The Japan Equity Fund, Inc.

higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

The Japan Equity Fund, Inc.

Stockholder Letter (unaudited)

Dear Stockholders:

It is our pleasure on behalf of the Board of Directors to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the six months ended April 30, 2013.

Performance Review

Table 1. Performance in comparison with the Benchmark, USD base

	Latest 6-Months (Nov 2012 – April 2013) %
JEQ (time weighted return)	29.61	(1)
Benchmark (TOPIX)	27.69
Outperformance	1.92

Table 2. Performance in comparison with the Benchmark, JPY base

Latest 6-Months (Nov 2012 – April 2013) %
JEQ (Equity Only)	60.47
Benchmark (TOPIX)	58.46
Outperformance	2.01

1  Due to fluctuations in foreign exchange rates, this value may differ from the total investment return based on net asset value at beginning and end of period, assuming reinvestment of dividends, provided in the Financial Highlights section of the Fund's Semi-Annual Report.

Comment

During the period from November 1, 2012 to April 30, 2013, the net asset value ("NAV") of the Fund increased 29.61% in USD terms, versus the benchmark (TOPIX with dividends reinvested), which rose 27.69% over the same period. As a result, the Fund outperformed the benchmark by 1.92% in USD terms.

In Japanese yen terms, the equity portion of the Fund grew 60.47%, while the TOPIX index (with dividends reinvested) returned 58.46%.

Relative to the TOPIX on a Japanese yen basis, the sector selection effect was +0.59%, while that from stock selections contributed +1.41% (see Table 3).

As shown in Table 4, one of the major positive contributors to the sector selection effect was an overweight position in other financing businesses. In addition to the positive impact of falling interest rates, heightened expectations that demand for lending such as leases would increase due to recovery in the Japanese economy

The Japan Equity Fund, Inc.

led to a rally in this sector. Underweight positions in the pharmaceutical and foods sectors also contributed positively to the sector selection effect. The benefit of economic recovery is thought to be relatively limited for these sectors, and they did not rise as much as others as expectations strengthened for economic recovery in Japan.

On the other hand, our overweight position in the wholesale trade sector contributed negatively to the sector selection effect. General trading companies, which have broadly expanded their business in emerging countries, make up the core of this sector and economic deceleration in these countries (including China) led the sector to underperform.

Our stock selection contributed 1.41% to the outperformance against the TOPIX index. Our overweight position in Sumitomo Mitsui Trust Holdings was a positive contributor in the banks sector, which contributed significantly to the positive stock selection effect. The company's share price roughly doubled on a strengthened balance sheet and expectations for increased revenue from its overseas businesses. The iron and steel (overweight in JFE Holdings), construction (overweight in Mirait Holdings Corporation), and warehouse (overweight in Sumitomo Warehouse) sectors all contributed positively to the stock selection effect as well. JFE Holdings rose on expectations that its export competitiveness would improve due to yen depreciation. Mirait Holdings' share price was boosted by expectations for increased demand for telecommunications infrastructure work. Sumitomo Warehouse rose as investors took fresh interest in the stock, which had been extremely discounted against its NAV, on expectations that the rental properties' market would see increasing value.

Table 3. Attribution Analysis Summary, JPY base

Latest 6-Months (Nov 2012 – April 2013) %
JEQ (Equity Only)	60.47
Benchmark (TOPIX)	58.46
Outperformance	2.01
Breakdown
Sector Selection	0.59
Stock Selection	1.41
Others	0.01
Outperformance	2.01

The Japan Equity Fund, Inc.

Table 4. Sector & Stock Selection Effects, Sector by Sector

	Portfolio Weight %	Market Weight %	Portfolio Return %	Benchmark Return %	Sector Allocation Effect %	Stock Selection Effect %
TOPIX Industry
Fishery, Agriculture & Forestry	0.00	0.08	0.00	30.88	0.03	0.00
Mining	0.00	0.59	0.00	9.44	0.34	0.00
Construction	2.96	2.53	61.46	46.11	0.01	0.62
Foods	0.00	4.00	0.00	46.21	0.53	0.00
Textiles & Apparel	0.52	0.82	40.14	45.53	0.06	–0.03
Pulp & Paper	0.00	0.27	0.00	41.98	0.05	0.00
Chemicals	5.99	5.69	40.95	51.22	–0.06	–0.54
Pharmaceutical	0.81	5.01	32.75	45.49	0.50	–0.20
Oil & Coal Products	1.19	0.75	26.06	32.65	–0.12	–0.09
Rubber Products	1.81	0.89	97.43	98.16	0.19	0.00
Glass & Ceramics Product	0.36	0.94	58.59	45.92	0.03	0.14
Iron & Steel	3.19	1.66	82.63	58.16	–0.07	0.70
Nonferrous Metals	1.00	1.06	12.68	40.04	–0.02	–0.34
Metal Products	0.56	0.68	40.84	44.91	–0.03	0.00
Machinery	5.50	5.10	71.13	68.32	–0.03	0.17
Electrical Appliances	13.11	11.74	53.22	48.28	–0.18	0.41
Transportation Equipment	12.30	11.23	73.95	75.27	0.03	–0.23
Precision Instruments	0.02	1.34	22.42	33.05	0.38	0.02
Other Products	0.69	1.38	22.27	37.05	0.16	–0.09
Wholesale Trade	8.96	5.14	32.82	33.86	–1.19	–0.18
Retail Trade	5.98	4.24	59.43	53.90	0.05	0.42
Banks	12.37	10.51	83.23	75.62	0.24	0.71
Other Financing Business	4.05	1.04	100.96	88.22	0.97	0.49
Securities & Commodity Futures	1.28	1.51	143.61	185.28	–0.23	–0.12
Insurance	2.92	2.39	42.69	54.42	–0.04	–0.25
Real Estate	2.61	3.37	134.11	104.55	–0.40	0.73
Land Transportation	1.23	4.23	52.20	51.26	0.07	0.02
Marine Transportation	0.00	0.32	0.00	95.52	–0.10	0.00
Air Transportation	2.18	0.56	–20.68	31.95	–0.60	–1.08
Warehouse & Harbor Trans	1.29	0.25	113.06	69.52	0.07	0.52
Info & Communication	6.37	6.11	46.18	52.22	–0.07	–0.21
Electric Power & Gas	0.67	2.33	35.45	65.29	–0.09	–0.23
Services	0.08	2.24	22.30	53.28	0.12	0.03
	100.00	100.00	60.47	58.46	0.59	1.41

The Japan Equity Fund, Inc.

Market Review (Nov. 1, 2012 – Apr. 30, 2013)

The TOPIX (with dividends reinvested) index rose for six consecutive months, for a total increase of 58.46% on a Japanese yen basis. The change in administration from the social welfare-focused Democratic Party of Japan (DPJ) to the economic growth-focused Liberal Democratic Party (LDP) in the lower house election in December of last year led to the huge rally in Japanese equities. On November 12, 2012, the dissolution of the lower house and a subsequent snap election were agreed upon. Expectations were already strong for the LDP to win a landslide victory in the election and hence form a new administration; the stock market began rising as it priced in the LDP victory ahead of the election. From November 2012, the market was very sensitive to statements by LDP leader Shinzo Abe, especially those regarding monetary policy. He proclaimed that the Japanese government would work in tandem with the Bank of Japan ("BOJ") to promote bold quantitative easing. In response, the yen depreciated, and exporters like automobile companies which had sold off as the yen appreciated, staged a rally. A strong U.S. economy also supported the rally in Japanese equities.

Following the change of administration on December 11, 2012, the LDP's actual policy became clear, and the pace of the rally in Japanese equities accelerated. The LDP called their economic policy the "three arrows," which the media then dubbed "Abenomics". The first arrow was to request aggressive monetary easing from the BOJ, the second was large-scale fiscal stimulus, and the third was an economic growth strategy. The first arrow, bold monetary easing, played the greatest role in the stock market rally over the last six months. Market participants began to forecast a large-scale corporate earnings recovery in Japan as the bold monetary easing caused the yen to depreciate against all major currencies and increased expectations for inflation. As a result of the monetary easing, not only equities but also REITs gathered momentum. This engendered a wealth effect in March 2013, which has led to a clear recovery in consumption.

While the economies of Japan and the United States are comparatively strong, economic deterioration in Europe and stagnation in China are recognized as negative factors for the market. While Japanese stocks have largely risen across the board, those which are sensitive to the Chinese economy such as materials-related companies have risen relatively weakly. Another source of concern is the recent discussion of exit strategies from QEIII by the U.S. Federal Reserve Board.

The positive and negative factors for stock prices over the past six months were as follows:

Positives:

(1)  Japanese economic recovery

Preliminary figures showed that Japan's real GDP grew 3.5% YoY for the January to March 2013 period, which confirmed our belief that Japan's economy is heading towards a rapid recovery. Equities are appreciating, urban real estate prices are rising steadily, and consumption is recovering. Furthermore, yen depreciation is exerting a variety of positive effects on the domestic economy. Recently, Japanese overseas travel has decreased while overseas tourists coming to Japan have increased. The domestic tourism industry is coming alive for the first time in a while. Announcements of delaying factory closures and partially returning manufacturing operations to Japan have started to come from some manufacturers as a result of yen depreciation. While domestic capital expenditures are not yet showing signs of recovery, expectations for a recovery going forward are increasing.

The Japan Equity Fund, Inc.

(2)  Strong US economy

We believe that the U.S. economy is healthy as a result of the recovering housing sector, the shale gas revolution, and appreciating U.S. equity markets which are all exerting a positive influence. This is positive for Japanese companies which conduct operations in the United States.

(3)  The BOJ's monetary easing has been a success

In April 2013, the BOJ announced unlimited monetary easing with the goal of 2% inflation under its new governor, Haruhiko Kuroda (former Asia Development Bank President). The BOJ strengthened its asset purchase program, saying it would double the monetary base. As a result, the yen has depreciated massively, which greatly strengthens Japanese corporate earning power. Yen appreciation has advanced not only against the U.S. dollar, but the Euro and Korean Won as well, which greatly strengthens the competitiveness of Japanese automobile, machinery, and steel companies against their German and Korean rivals.

(4)  Expectations for the Abe administration's economy growth policies are growing

Expectations have grown that Prime Minister Abe's announcement of participation in the Trans-Pacific Partnership will provide a tailwind for Japan's export industry. Negotiations on a Japan-China-Korea Free Trade Agreement and Japan-EU EPA (economic partnership agreement) will be stimulated by this announcement, bringing into view the possibility of rapid economic growth through free trade. Attention is also gathering on proposals on how to strengthen the domestic agricultural industry, which would be damaged by participation in TPP. One possibility being reviewed is the promotion of industry consolidation and strengthening of its international competitiveness. Privatization of water services, airports and highways are also proposals garnering attention, owing to Japan's successful track record in creating strong companies through the privatization of telecommunications, railroads, and tobacco (see NTT, JR, and JT). Various deregulation proposals such as the creation of special economic zones, government decentralization (Doshuusei), and electricity liberalization are all being reviewed, as well.

Negatives:

(1)  Prolonged slump in the Chinese economy

Various structural problems are becoming apparent in China, such as a manufacturing supply glut, pollution, a bubble in Shanghai and Beijing real estate prices, labor shortages, and wage spikes. It will be difficult for China to smoothly transition to economic recovery. The economies of other emerging countries besides China like India, Brazil, and Russia are also decelerating overall.

(2)  Economic stagnation in Europe

The economic slump in Europe is ongoing. As has become apparent with the Cyprus banking problem, anxiety over sovereign debt in Europe remains unresolved, and is a drag on the economy.

Strategy:

We continue to take value risk. Since the Japanese economy seems to be bottoming out, we are overweight in discounted cyclicals including financials and exporters.

Additionally, we plan to actively invest in companies which are extremely discounted against their NAV. Takeover bids for such companies are beginning to increase little by little on the Japanese stock market. Due to this increase in takeover bids, we forecast that the trend for stocks extremely discounted against their NAV to outperform will continue going forward.

The Japan Equity Fund, Inc.

The Fund has not invested in derivative securities. Although foreign currency hedging is permitted, the Fund has not engaged in any foreign currency hedging.

We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

YOSHIAKI UEMATSU
President

The Japan Equity Fund, Inc.

Portfolio of Investments

April 30, 2013 (unaudited)

LONG-TERM INVESTMENTS—98.7%(a)
Shares		Value
Common Stocks—98.7%
Airlines—1.3%
376,800	Skymark Airlines, Inc.	$1,396,681
Auto Manufacturers—8.7%
50,000	Daihatsu Motor Co. Ltd.	991,837
65,300	Honda Motor Co. Ltd.	2,605,631
80,000	Isuzu Motors Ltd.	533,147
85,800	Toyota Motor Corp.	4,979,645
		9,110,260
Auto Parts & Equipment—5.2%
28,700	Aisin Seiki Co. Ltd.	1,035,978
21,000	Bridgestone Corp.	792,611
24,600	Denso Corp.	1,103,080
4,300	Exedy Corp.	107,950
31,000	NGK Spark Plug Co. Ltd.	522,623
22,000	Sumitomo Electric Industries Ltd.	292,570
35,000	Sumitomo Rubber Industries Ltd.	646,277
45,300	Tokai Rika Co. Ltd.	917,883
		5,418,972
Chemicals—1.5%
32,800	Lintec Corp.	597,218
91,000	Nippon Soda Co. Ltd.	423,854
6,400	Shin-Etsu Chemical Co. Ltd.	431,439
36,000	Sumitomo Bakelite Co. Ltd.	146,091
		1,598,602
Shares		Value
Commercial Banks—12.6%
145,000	Eighteenth Bank Ltd. (The)	$373,827
745,200	Mitsubishi UFJ Financial Group, Inc.	5,056,062
2,015,700	Mizuho Financial Group, Inc.	4,435,461
676,000	Sumitomo Mitsui Trust Holdings, Inc.	3,397,242
		13,262,592
Commercial Services & Supplies—0.2%
4,600	Secom Co. Ltd.	256,561
Computers & Peripherals—0.9%
25,500	TDK Corp.	932,450
Distribution/Wholesale—7.7%
48,500	ITOCHU Corp.	601,373
136,000	Marubeni Corp.	976,241
134,800	Mitsubishi Corp.	2,426,704
102,200	Mitsui & Co. Ltd.	1,407,975
218,500	Sumitomo Corp.	2,735,408
		8,147,701
Diversified Financial Services—5.4%
136,900	Japan Securities Finance Co. Ltd.	1,347,724
286,900	Nomura Holdings, Inc.	2,344,749
102,400	ORIX Corp.	1,571,257
13,600	Ricoh Leasing Co. Ltd.	418,387
		5,682,117

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

April 30, 2013 (unaudited)

LONG-TERM INVESTMENTS (continued)
Shares		Value
Diversified Telecommunication Services—4.7%
41,400	KDDI Corp.	$1,990,815
58,900	Nippon Telegraph & Telephone Corp.	2,929,105
		4,919,920
Electrical Components & Equipment—4.9%
20,800	Brother Industries Ltd.	237,872
461,000	Hitachi Ltd.	2,946,179
146,000	Mitsubishi Electric Corp.	1,391,875
4,000	Nidec Corp.	272,024
38,600	Nippon Signal Co. Ltd.	310,763
		5,158,713
Electronics—4.6%
48,000	Dainippon Screen Manufacturing Co. Ltd.*	247,576
100,700	Ibiden Co. Ltd.	1,765,159
182,000	Minebea Co. Ltd.	581,672
33,200	Omron Corp.	1,048,784
49,000	Sanyo Denki Co. Ltd.	372,959
64,000	Yaskawa Electric Corp.	783,084
		4,799,234
Engineering & Construction—2.6%
381,000	Kajima Corp.	1,216,573
48,800	Mirait Holdings Corp.	527,031
63,000	Nippo Corp.	944,134
		2,687,738
Shares		Value
Food & Staples—1.6%
19,000	K's Holdings Corp.	$669,814
47,000	Nafco Co. Ltd.	996,994
		1,666,808
Gas Utilities—0.5%
61,000	Shizuoka Gas Co. Ltd.	483,636
Hand/Machine Tools—1.7%
150,000	Fuji Electric Co. Ltd.	513,238
12,400	Makita Corp.	756,375
23,100	THK Co. Ltd.	486,514
		1,756,127
Healthcare Products—0.1%
20,000	Kawasumi Laboratories, Inc.(b)	149,561
Insurance—4.0%
630	Dai-ichi Life Insurance Co. Ltd. (The)	868,435
52,300	MS&AD Insurance Group Holdings	1,403,244
27,100	NKSJ Holdings, Inc.	687,829
37,900	T&D Holdings, Inc.	441,468
26,800	Tokio Marine Holdings, Inc.	851,695
		4,252,671
Internet—0.7%
221	CyberAgent, Inc.	433,912
12,000	Dena Co. Ltd.	341,833
		775,745

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

April 30, 2013 (unaudited)

LONG-TERM INVESTMENTS (continued)
Shares		Value
Iron/Steel—2.1%
44,000	Aichi Steel Corp.	$179,844
64,600	JFE Holdings, Inc.	1,402,590
164,000	Sanyo Special Steel Co. Ltd.	665,744
		2,248,178
Machinery-Construction & Mining—0.7%
28,500	Komatsu Ltd.	780,842
Machinery-Diversified—4.8%
77,000	Amada Co. Ltd.	617,868
37,400	Fuji Machine Manufacturing Co. Ltd.	324,842
232,000	IHI Corp.	865,114
502,000	Kawasaki Heavy Industries Ltd.	1,600,842
42,000	Kubota Corp.	603,276
107,000	Mitsubishi Heavy Industries Ltd.	737,877
38,000	OKUMA Corp.	297,440
		5,047,259
Media—1.8%
586	Fuji Media Holdings, Inc.	1,273,689
30,300	Tokyo Broadcasting System Holdings, Inc.	479,734
12,300	Tv Tokyo Holdings Corp.	169,245
		1,922,668
Metals & Mining—0.8%
273,000	Mitsubishi Materials Corp.	783,075
Shares		Value
Miscellaneous Manufacturing—2.6%
133,700	FUJIFILM Holdings Corp.	$2,746,669
Office/Business Equipment—0.6%
17,600	Canon, Inc.	632,975
Oil, Gas & Consumable Fuels—1.0%
191,600	JX Holdings, Inc.	1,040,360
Pharmaceutical—1.2%
22,100	Takeda Pharmaceutical Co. Ltd.	1,213,329
Real Estate—3.9%
103,000	Keihanshin Building Co. Ltd.	806,347
28,000	Mitsui Fudosan Co. Ltd.	952,924
657	NTT Urban Development Corp.	974,107
115,000	Tokyu Land Corp.	1,413,932
		4,147,310
Retail—5.1%
16,000	Arcland Sakamoto Co. Ltd.	342,177
13,300	Arcs Co. Ltd.	263,874
24,400	Cawachi Ltd.	549,282
247,500	DCM Holdings Co. Ltd.	2,443,599
67,700	Shimachu Co. Ltd.	1,788,760
		5,387,692
Semiconductors—0.8%
83,100	Sumco Corp.	872,295

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (concluded)

April 30, 2013 (unaudited)

LONG-TERM INVESTMENTS (concluded)
Shares		Value
Storage/Warehousing—1.6%
56,000	Mitsui-Soko Co. Ltd.	$381,762
185,000	Sumitomo Warehouse Co. Ltd. (The)	1,325,454
		1,707,216
Textiles—0.5%
274,000	Kurabo Industries Ltd.	515,001
Transportation—2.3%
5,300	Central Japan Railway Co.	639,198
14,700	East Japan Railway Co.	1,240,925
94,000	Nippon Express Co. Ltd.	489,263
		2,369,386
Total Long-Term Investments—98.7% (Cost $87,161,639)		103,870,344
SHORT-TERM INVESTMENT—0.1%
Par Amount		Value
$144,000	Repurchase Agreement, State Street Bank and Trust Co., 0.04% dated 04/30/2013, due 05/01/2013 repurchase price $144,000, collateralized by a U.S. Treasury Note, maturing 07/31/2017; total market value of $150,020(b)	$144,000
Total Short-Term Investment—0.1% (Cost $144,000)		144,000
Total Investments—98.8% (Cost $87,305,639)(c)		104,014,344
Other assets in excess of liabilities—1.2%		1,282,230
NET ASSETS—100.0%		$105,296,574

*  Non-income producing security.

(a)  Unless otherwise noted all securities are fair valued. Fair values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying notes to financial statements.

(b)  Security not fair valued.

(c)  See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATIONS HELD April 30, 2013 (unaudited)
Industry	Percentage of Net Assets
Commercial Banks	12.6%
Auto Manufacturers	8.7
Distribution/Wholesale	7.7
Diversified Financial Services	5.4
Auto Parts & Equipment	5.2
Retail	5.1
Electrical Components & Equipment	4.9
Machinery-Diversified	4.8
Diversified Telecommunication Services	4.7
Electronics	4.6
Insurance	4.0
Real Estate	3.9
Miscellaneous Manufacturing	2.6
Engineering & Construction	2.6
Transportation	2.3
Iron/Steel	2.1
Media	1.8
Hand/Machine Tools	1.7
Storage/Warehousing	1.6
Food & Staples	1.6
Chemicals	1.5
Airlines	1.3
Pharmaceutical	1.2
Oil, Gas & Consumable Fuels	1.0
Computers & Peripherals	0.9
Semiconductors	0.8
Metals & Mining	0.8
Machinery-Construction & Mining	0.7
Internet	0.7
Office/Business Equipment	0.6
Textiles	0.5
Gas Utilities	0.5
Commercial Services & Supplies	0.2
Healthcare Products	0.1
Other	1.3
100.0%
TEN LARGEST EQUITY POSITIONS HELD April 30, 2013 (unaudited)
Name of Security	Percentage of Net Assets
Mitsubishi UFJ Financial Group, Inc.	4.8%
Toyota Motor Corp.	4.7
Mizuho Financial Group, Inc.	4.2
Sumitomo Mitsui Trust Holdings, Inc.	3.2
Hitachi Ltd.	2.8
Nippon Telegraph & Telephone Corp.	2.8
FUJIFILM Holdings Corp.	2.6
Sumitomo Corp.	2.6
Honda Motor Co. Ltd.	2.5
DCM Holdings Co. Ltd.	2.3

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities

As of April 30, 2013 (unaudited)

Assets
Investments, at value (cost $87,161,639)	$103,870,344
Repurchase agreement, at value (cost $144,000)	144,000
Foreign currency, at value (cost $548,298)	558,157
Cash	77
Receivable for investments sold	2,562,812
Dividends receivable	885,871
Prepaid expenses	3,075
Total assets	108,024,336
Liabilities
Payable for investments purchased	2,508,744
Audit and tax services	50,761
Legal fees and expenses (Note 3)	45,864
Investment management fees payable (Note 3)	27,776
Administration fees payable (Note 3)	20,440
Director fees payable	19,305
Investor relations fees payable	3,771
Accrued expenses	51,101
Total liabilities	2,727,762
Net Assets	$105,296,574
Composition of Net Assets:
Common stock (par value $0.01 per share)	$143,606
Paid-in capital in excess of par	107,070,904
Accumulated net investment income	172,184
Accumulated net realized loss from investments and foreign currency transactions	(18,778,514)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	16,688,394
Net Assets	$105,296,574
Net asset value per common share based on 14,360,635 shares issued and outstanding	$7.33

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Operations

For the Six Months Ended April 30, 2013 (unaudited)

Net investment income:
Income
Dividends (net of foreign withholding taxes of $77,344)	$1,004,788
Interest	37
1,004,825
Expenses
Investment management fee (Note 3)	159,429
Administration fee (Note 3)	119,521
Legal fees and expenses (Note 3)	45,621
Independent auditors' fees and expenses	40,861
Directors' fees and expenses	30,547
Reports to stockholders and proxy solicitation	29,536
Investor relations fees and expenses	20,983
Insurance expense	10,579
Transfer agent's fees and expenses	5,102
Custodian's fees and expenses	4,076
Miscellaneous	45,725
Total expenses	511,980
Net Investment Income	492,845
Realized and unrealized gains/(losses) on investments and foreign currencies
Net realized gain/(loss) from:
Investment transactions	3,998,431
Foreign currency transactions	(230,735)
3,767,696
Net change in unrealized appreciation/(depreciation) on:
Investments	20,505,183
Foreign currency translation	5,473
20,510,656
Net gain from investments and foreign currencies	24,278,352
Net increase in net assets resulting from operations	$24,771,197

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (unaudited)	For the Year Ended October 31, 2012
Increase/(decrease) in net assets from operations:
Operations:
Net investment income	$492,845	$745,850
Net realized gain/(loss) from investment transactions	3,998,431	(5,524,975)
Net realized loss from foreign currency transactions	(230,735)	(49,259)
Net change in unrealized appreciation/(depreciation) on investments	20,505,183	570,328
Net change in unrealized appreciation/(depreciation) on foreign currency translation	5,473	2,831
Net increase/(decrease) in net assets resulting from operations	24,771,197	(4,255,225)
Distributions to stockholders from:
Net investment income	(925,395)	(751,755)
Capital Stock Transactions:
Reinvestment of dividends resulting in the issuance of 25,203 and 24,992 shares of common stock, respectively	147,183	123,459
Repurchase of common stock resulting in the reduction of 0 and 146,379 shares of common stock, respectively (Note 6)	—	(750,869)
Change in net assets from capital stock transactions	147,183	(627,410)
Net increase/(decrease) in net assets	23,992,985	(5,634,390)
Net assets:
Beginning of period	81,303,589	86,937,979
End of period (including accumulated net investment income of $172,184 and $604,734, respectively)	$105,296,574	$81,303,589

Amounts listed as "—" are $0 or round to $0.

See accompanying notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2013

1. Organization

The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund's objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (TOPIX).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time", subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. A security using any of these pricing methodologies is determined as a Level 1 investment.

In addition, foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price or the mean price as noted above. Fair valuation factors are provided by an independent pricing service provider. These factors are used when pricing the Fund's portfolio holding to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Fair valuation factors are not utilized if the pricing service is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold. A security that applies a fair valuation factor is determined as a Level 2 investment because the exchange traded price has been adjusted.

The Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

In the event that a security's market quotations are not readily available or are deemed unreliable, (other than because the foreign exchange on which they trade closed before the Valuation Time), the fair value of a security is determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1—quoted prices in active markets for identical investments;

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund's investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long Term Investments
Healthcare Products	$149,561	$—	$—	$149,561
Other Long-Term Investments	—	103,720,783	—	103,720,783
Short-Term Investments	—	144,000	—	144,000
Total Investments	$149,561	$103,864,783	$—	$104,014,344

The Fund held no Level 3 securities at April 30, 2013.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the period ended April 30, 2013, there were no transfers between Level 1 and Level 2. For the period ended April 30, 2013, there have been no significant changes to the fair valuation methodologies.

The Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund's policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. The Fund held a repurchase agreement of $144,000 as of April 30, 2013.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. Dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Fund's Board of Directors.

(d) Security Transactions, Investment Income and Expenses:

Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

(f) Federal Income Taxes:

The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable

The Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

to regulated investment companies. Accordingly, no provision for federal income taxes is required. As of April 30, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. As of April 30, 2013, the Fund did not have any unrecognized tax benefits. The Fund's federal tax returns for the current and prior four fiscal years remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% to December 31, 2012 and 7.147% from January 1, 2013 to December 31, 2013 on interest and dividends, paid to the Fund by Japanese corporations.

3. Agreements and Transactions with Affiliates

(a) Investment Manager and Investment Adviser:

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which 60% of this fee is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 2013, no such expenses were paid to the Manager or the Adviser. For the six months ended April 30, 2013, the Manager earned $63,772 and the Adviser earned $95,657, as reflected in the Statement of Operations.

At April 30, 2013, the Fund owed $27,776 to the Manager and/or Adviser.

(b) Administrator and Other Related Parties:

Aberdeen Asset Management Inc. ("AAMI") provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Fund's Board of Directors. For Fund Administration, the Fund pays AAMI a fee, payable quarterly at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million.

The Board has also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to AAMI, for services provided by AAMI staff in implementing the Fund's compliance management system and the Fund's compliance review program. This amount is included in the administration fee in the Fund's Statement of Operations. For the six months ended April 30, 2013, AAMI earned $119,521 from the Fund for administrative services.

During the six months ended April 30, 2013, the Fund paid or accrued $45,621 for legal services in connection with the Fund's on-going operations to a law firm in which one of the Fund's Assistant Secretary is a consultant.

The Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2013

4. Tax Cost of Investments

For federal income tax purposes, the cost of securities owned at April 30, 2013 was $87,161,639, excluding short-term investments. As of April 30, 2013, the net unrealized appreciation of investments for federal income tax purposes, excluding short-term securities, of $16,708,705 was composed of gross appreciation of $18,416,459 for those investments having an excess of value over cost, and gross depreciation of $(1,707,754) for those investments having an excess of cost over value. For the six months ended April 30, 2013, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $52,181,270 and $52,565,733, respectively.

As of October 31, 2012, the Fund had a remaining capital loss carryforward of $22,247,972 which will be available to offset future net capital gains.

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. As of April 30, 2013, there were 14,360,635 shares of the Fund outstanding. Daiwa Capital Markets America Holdings Inc., an affiliate of the Manager and Adviser, owned no shares. During the six months ended April 30, 2013, 25,203 shares were issued on January 11, 2013 at the reinvestment price of $5.84. The net asset value per share on that date was $6.32. As of April 30, 2013, based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission, 1607 Capital Partners, LLC held 16.09% and Lazard Asset Management LLC held 16.92% of the shares outstanding, respectively.

6. Discount Management Program

On May 17, 2012, the Fund announced that its Board of Directors had approved a Discount Management Program. The Discount Management Program authorizes management, from time to time and to the extent permitted by law, to repurchase up to 10% of the Fund's outstanding shares in open market transactions for each twelve-month period ended October 31. Such purchases will be made when the Fund's shares are trading at a discount to NAV of 9% or more and the daily average discount from the Fund's NAV for the five-day period ending the prior day is 9% or more.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase shareholder value through the potential accretive impact of the purchases to the Fund's NAV. There is no assurance that the Fund will purchase shares in any specific amounts. The Discount Management Program was suspended from September 18, 2012 to January 25, 2013 during the transition of the administration of the Fund from Daiwa Securities Trust Company to AAMI. No shares were repurchased by the Fund pursuant to the Discount Management Program during the six months ended April 30, 2013.

7. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update ("ASU"), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either

The Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2013

offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

8. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the Financial Statements as of April 30, 2013.

The Japan Equity Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2013	For the Year Ended October 31,
	(unaudited)	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net asset value, beginning of period	$5.67	$6.01	$6.30	$6.02	$5.41	$8.61
Net investment income	0.03	0.05	0.04	0.03	0.02	0.05
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.69	(0.34)	(0.27)	0.29	0.63	(3.25)
Total from investment operations	1.72	(0.29)	(0.23)	0.32	0.65	(3.20)
Distributions from:
Net investment income	(0.06)	(0.05)	(0.06)	(0.04)	(0.04)	—
Net asset value, end of period	$7.33	$5.67	$6.01	$6.30	$6.02	$5.41
Market value, end of period	$6.64	$5.00	$5.35	$5.44	$5.10	$5.14
Total Investment Return Based on(b):
Market value	34.27%	(5.56)%	(0.76)%	7.44%	0.07%	(35.51)%
Net asset value	30.71%	(4.66)%	(3.74)%	5.41%	12.22%	(37.17)%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$105.3	$81.3	$86.9	$91.0	$87.0	$78.1
Net operating expenses	1.14%*	1.49%	1.38%	1.37%	1.41%	1.15%
Net investment income	1.10%*	0.88%	0.71%	0.49%	0.41%	0.70%
Portfolio turnover	58%	110%	59%	43%	47%	35%

*  Annualized.

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

Amounts listed as "—" are $0 or round to $0.

BOARD OF DIRECTORS

Martin J. Gruber
David G. Harmer
Richard J. Herring
Rahn K. Porter

OFFICERS

Yoshiaki Uematsu
President

Jeffrey Cotton
Vice President and Chief Compliance Officer

Andrea Melia
Treasurer

Megan Kennedy
Secretary and Vice President

Alan Goodson
Vice President

Gary Marshall
Vice President

Jennifer Nichols
Vice President

Christian Pittard
Vice President

Lucia Sitar
Vice President

John J. O'Keefe
Assistant Treasurer

Heather Hasson
Assistant Secretary

Leonard B. Mackey, Jr.
Assistant Secretary

ADDRESS OF THE FUND

c/o Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

INVESTMENT MANAGER

Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER

Daiwa SB Investments Ltd.

ADMINISTRATOR

Aberdeen Asset Management Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company

LEGAL COUNSEL

Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by the Independent Public Accounting Firm which does not express an opinion thereon.

Semi-Annual Report
April 30, 2013

The Japan Equity
Fund, Inc.

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

INVESTMENT MANAGER

Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER

Daiwa SB Investments Ltd.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) During the period ended April 30, 2013, the following change was implemented regarding the Portfolio Management structure:

Effective February 4, 2013, Mr. Masayuki Kubota will take over day-to-day management and overall supervision of the Fund’s portfolio from Mr. Naoto Nagai. Mr. Kubota will continue to be supported by Mr. Takahiro Ueno, who has been a member of the JEQ team since October 2009.

Mr. Kubota, a Senior Portfolio Manager with Daiwa SB Investment Ltd., joined the firm in 1999 and became a member of the JEQ investment team on August 1, 2013. He has been managing Japanese equity portfolios for nearly 25 years.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of equity securities made by the registrant or any “affiliated purchasers” during the period of this report.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
November 1, 2012 through November 30, 2012	0	0	0	1,433,543
December 1, 2012 through December 31, 2012	0	0	0	1,433,543
January 1, 2013 through January 31, 2013	0	0	0	1,436,063
February 1, 2013 Through February 28, 2013	0	0	0	1,436,063
March 1, 2013 through March 31, 2013	0	0	0	1,436,063
April 1, 2013 through April 30, 2013	0	0	0	1,436,063
Total	0	0	0	—

(1)   Effective May 17, 2012, the Board of Directors has approved a share repurchase program for the Fund.  Under the program, the Fund will repurchase shares of its common stock in the open market on any day that the closing price of the Fund’s shares on the New York Stock Exchange on the prior day represents a discount from the Fund’s net asset value of 9% or more and the daily average discount from the Fund’s net asset value over the five-day period ending the prior day is 9% or more. On each day that shares are repurchased, the Fund will repurchase shares to the maximum extent permitted by law unless the Fund’s management determines that such a repurchase would be detrimental to the Fund and its stockholders. On each day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at times that the market price represents a discount of 9% or more from the Fund’s closing NAV on the prior day. The Fund is authorized to repurchase during each twelve-month period ended October 31 up to 10% of its shares of common stock outstanding as of October 31 the prior year.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s first fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Japan Equity Fund, Inc.
By:	/s/ Yoshiaki Uematsu
Yoshiaki Uematsu,
Principal Executive Officer of
The Japan Equity Fund, Inc.

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Yoshiaki Uematsu
Yoshiaki Uematsu,
Principal Executive Officer of
The Japan Equity Fund, Inc.

Date: July 2, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
The Japan Equity Fund, Inc.

Date: July 2, 2013